                                                                    Exhibit 99.3



                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)


                                                                   Three Months Ended
                                                                        March 31
                                                        ----------------------------------------
                                                          1998            1997          % Change
                                                          ----            ----          --------
TOTAL CONTINUING OPERATIONS
     Sales                                              $ 1,949         $ 1,326           47.0%
     Operating Profit (Loss)                                136             (54)         351.9%
     Core EBITDA                                            281             102          175.5%
     EBITDA as reported                                     271              92          194.6%

RADIO & OUTDOOR
     Sales                                                  330             313            5.4%
     Operating Profit (Loss)                                 64              42           52.4%
     Core EBITDA                                            113              91           24.2%
     EBITDA as reported                                     113              91           24.2%

TELEVISION *
     Sales                                                1,620           1,015           59.6%
     Operating Profit (Loss)                                127             (33)         484.8%
     Core EBITDA                                            222              59          276.3%
     EBITDA as reported                                     212              49          332.7%

CORPORATE & OTHER
     Sales                                                   (1)             (2)          50.0%
     Operating Profit (Loss)                                (17)            (28)          39.3%
     Core EBITDA                                            (16)            (13)         -23.1%
     EBITDA as reported                                     (16)            (13)         -23.1%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                                   --              --             N/A
     Operating Profit (Loss)                                (38)            (35)          -8.6%
     Core EBITDA                                            (38)            (35)          -8.6%
     EBITDA as reported                                     (38)            (35)          -8.6%


* Formerly Network, Television Stations, and Cable

Core EBITDA excludes certain charges primarily related to restructuring and severance activities as well as the results of operations of the TeleNoticias and Eye on People businesses for all periods presented.

                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)



                                           Three Months Ended                 Six Months Ended
                                               June 30                             June 30
                                   --------------------------------    ---------------------------------
                                    1998        1997       % Change     1998        1997        % Change
                                    ----        ----       --------     ----        ----        --------
TOTAL CONTINUING OPERATIONS
     Sales                         $1,484      $1,283        15.7%     $3,433      $2,609          31.6%
     Operating Profit (Loss)          127         104        22.1%        263          50         426.0%
     Core EBITDA                      284         236        20.3%        565         338          67.2%
     EBITDA as reported               275         225        22.2%        546         317          72.2%

RADIO & OUTDOOR
     Sales                            456         378        20.6%        786         691          13.7%
     Operating Profit (Loss)          141         107        31.8%        205         149          37.6%
     Core EBITDA                      198         157        26.1%        311         248          25.4%
     EBITDA as reported               198         157        26.1%        311         248          25.4%

TELEVISION *
     Sales                          1,030         905        13.8%      2,650       1,920          38.0%
     Operating Profit (Loss)           45          42         7.1%        172           9        1811.1%
     Core EBITDA                      142         111        27.9%        364         170         114.1%
     EBITDA as reported               133         100        33.0%        345         149         131.5%

CORPORATE & OTHER
     Sales                             (2)         --         N/A          (3)         (2)        -50.0%
     Operating Profit (Loss)          (21)         (9)     -133.3%        (38)        (37)         -2.7%
     Core EBITDA                      (18)          4      -550.0%        (34)         (9)       -277.8%
     EBITDA as reported               (18)          4      -550.0%        (34)         (9)       -277.8%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                             --          --         N/A          --          --           N/A
     Operating Profit (Loss)          (38)        (36)       -5.6%        (76)        (71)         -7.0%
     Core EBITDA                      (38)        (36)       -5.6%        (76)        (71)         -7.0%
     EBITDA as reported               (38)        (36)       -5.6%        (76)        (71)         -7.0%


* Formerly Network, Television Stations, and Cable

Core EBITDA excludes certain charges primarily related to restructuring and severance activities as well as the results of operations of the TeleNoticias and Eye on People businesses for all periods presented.

                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)


                                         Three Months Ended                     Nine Months Ended
                                            September 30                          September 30
                                   -------------------------------       ---------------------------------
                                    1998        1997      % Change        1998        1997        % Change
                                    ----        ----      --------        ----        ----        --------
TOTAL CONTINUING OPERATIONS
     Sales                         $1,581      $1,285        23.0%       $5,014      $3,894         28.8%
     Operating Profit (Loss)          102         105        -2.9%          365         155        135.5%
     Core EBITDA                      345         226        52.7%          910         564         61.3%
     EBITDA as reported               268         214        25.2%          814         531         53.3%

RADIO & OUTDOOR
     Sales                            534         377        41.6%        1,320       1,068         23.6%
     Operating Profit (Loss)          157          99        58.6%          362         248         46.0%
     Core EBITDA                      230         150        53.3%          541         398         35.9%
     EBITDA as reported               230         150        53.3%          541         398         35.9%

TELEVISION *
     Sales                          1,049         909        15.4%        3,699       2,829         30.8%
     Operating Profit (Loss)            7          72       -90.3%          179          81        121.0%
     Core EBITDA                      167         142        17.6%          531         312         70.2%
     EBITDA as reported                92         130       -29.2%          437         279         56.6%

CORPORATE & OTHER
     Sales                             (2)         (1)     -100.0%           (5)         (3)       -66.7%
     Operating Profit (Loss)          (21)        (31)       32.3%          (59)        (68)        13.2%
     Core EBITDA                      (11)        (31)       64.5%          (45)        (40)       -12.5%
     EBITDA as reported               (13)        (31)       58.1%          (47)        (40)       -17.5%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                             --          --         N/A            --          --          N/A
     Operating Profit (Loss)          (41)        (35)      -17.1%         (117)       (106)       -10.4%
     Core EBITDA                      (41)        (35)      -17.1%         (117)       (106)       -10.4%
     EBITDA as reported               (41)        (35)      -17.1%         (117)       (106)       -10.4%


* Formerly Network, Television Stations, and Cable

Core EBITDA excludes certain charges primarily related to restructuring and severance activities as well as the results of operations of the TeleNoticias and Eye on People businesses for all periods presented.

                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)


                                         Three Months Ended                       Total Year
                                            December 31                           December 31
                                   ------------------------------        --------------------------------
                                    1998        1997     % Change         1998        1997       % Change
                                    ----        ----     --------         ----        ----       --------
TOTAL CONTINUING OPERATIONS
     Sales                         $1,791      $1,473       21.6%        $6,805      $5,367        26.8%
     Operating Profit (Loss)          117          98       19.4%           482         253        90.5%
     Core EBITDA                      305         267       14.2%         1,215         831        46.2%
     EBITDA as reported               282         241       17.0%         1,096         772        42.0%

RADIO & OUTDOOR
     Sales                            573         412       39.1%         1,893       1,480        27.9%
     Operating Profit (Loss)          180         124       45.2%           542         372        45.7%
     Core EBITDA                      257         177       45.2%           798         575        38.8%
     EBITDA as reported               257         177       45.2%           798         575        38.8%

TELEVISION *
     Sales                          1,220       1,062       14.9%         4,919       3,891        26.4%
     Operating Profit (Loss)            9          48      -81.3%           188         129        45.7%
     Core EBITDA                      108         144      -25.0%           639         456        40.1%
     EBITDA as reported                92         133      -30.8%           529         412        28.4%

CORPORATE & OTHER
     Sales                             (2)         (1)    -100.0%            (7)         (4)      -75.0%
     Operating Profit (Loss)          (26)        (37)      29.7%           (85)       (105)       19.0%
     Core EBITDA                      (14)        (17)      17.6%           (59)        (57)       -3.5%
     EBITDA as reported               (21)        (32)      34.4%           (68)        (72)        5.6%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                             --          --        N/A             --          --         N/A
     Operating Profit (Loss)          (46)        (37)     -24.3%          (163)       (143)      -14.0%
     Core EBITDA                      (46)        (37)     -24.3%          (163)       (143)      -14.0%
     EBITDA as reported               (46)        (37)     -24.3%          (163)       (143)      -14.0%


* Formerly Network, Television Stations, and Cable

Core EBITDA excludes certain charges primarily related to restructuring and severance activities as well as the results of operations of the TeleNoticias and Eye on People businesses for all periods presented.

                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)


                                                 Total Year
                                                 December 31
                                    ----------------------------------
                                      1996          1995         1994
                                      ----          ----         ----
TOTAL CONTINUING OPERATIONS
     Sales                           $4,143        $1,074        $ 744
     Operating Profit (Loss)             54           160          151
     Core EBITDA                        488           395           59
     EBITDA as reported                 388           370           61

RADIO & OUTDOOR
     Sales                              554           216          175
     Operating Profit (Loss)            140            53           47
     Core EBITDA                        197            70           93
     EBITDA as reported                 197            70           93

TELEVISION *
     Sales                            3,563           797          475
     Operating Profit (Loss)            229           164          152
     Core EBITDA                        482           222          167
     EBITDA as reported                 467           222          167

CORPORATE & OTHER
     Sales                               26            61           94
     Operating Profit (Loss)           (201)          (20)          27
     Core EBITDA                        (77)          140         (126)
     EBITDA as reported                (162)          115         (124)

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                               --            --           --
     Operating Profit (Loss)           (114)          (37)         (75)
     Core EBITDA                       (114)          (37)         (75)
     EBITDA as reported                (114)          (37)         (75)


* Formerly Network, Television Stations, and Cable

Core EBITDA excludes certain charges primarily related to restructuring and severance activities as well as the results of operations of the TeleNoticias and Eye on People businesses for all periods presented.